UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2004

SWIFT TRANSPORTATION CO., INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043

(Address of Principal Executive Offices)	(Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On October 1, 2004, Swift Transportation Co., Inc. announced that the previously disclosed informal inquiry by the United States Securities and Exchange Commission into certain stock trades by the Company and insiders, including Chairman and CEO Jerry Moyes, has become a formal investigation.

     A copy of this press release is attached to this Form 8-K as Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1 Press Release dated October 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

SWIFT TRANSPORTATION CO., INC.
By:	/s/ Gary Enzor
Gary Enzor
Executive Vice President-Chief Financial Officer